Exhibit 24

POWER OF ATTORNEY

  Know by all these presents, that the undersigned hereby makes, constitutes and appoints each and any of James Cahillane and Harold Brunink, with full power of substitution and re-substitution, to act as the undersigned’s true and lawful attorney-in-fact to:

1.          Sign any and all instruments, certificates and documents appropriate or required to be executed on behalf of the undersigned pursuant to Section 16 or Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority;

2.          prepare, execute, acknowledge, deliver and file a Form ID (including any amendments or authentications thereto) with respect to obtaining EDGAR codes, with the SEC;

3.          seek or obtain, as the representative of the undersigned and on behalf of the undersigned, information on transactions in the securities of any company whose securities are registered under the Exchange Act (each, a “Company”), from any third party, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and the undersigned approves and ratifies any such release of information; and

4.          do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable in connection with the foregoing, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and re-substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is any Company assuming, any of the undersigned’s responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect for a period of five (5) years from the date hereof or until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of November, 2023.

VIRGIN GROUP ACQUISITION SPONSOR II LLC

By:	Corvina Holdings Limited, its Manager

By:	/s/ Kerry Leigh Graziola
	Name:	Kerry Leigh Graziola
	Title:	Alternate Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

  Know by all these presents, that the undersigned hereby makes, constitutes and appoints each and any of James Cahillane and Harold Brunink, with full power of substitution and re-substitution, to act as the undersigned’s true and lawful attorney-in-fact to:

1.          Sign any and all instruments, certificates and documents appropriate or required to be executed on behalf of the undersigned pursuant to Section 16 or Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority;

2.          prepare, execute, acknowledge, deliver and file a Form ID (including any amendments or authentications thereto) with respect to obtaining EDGAR codes, with the SEC;

3.          seek or obtain, as the representative of the undersigned and on behalf of the undersigned, information on transactions in the securities of any company whose securities are registered under the Exchange Act (each, a “Company”), from any third party, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and the undersigned approves and ratifies any such release of information; and

4.          do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable in connection with the foregoing, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and re-substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is any Company assuming, any of the undersigned’s responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect for a period of five (5) years from the date hereof or until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of November, 2023.

CORVINA HOLDINGS LIMITED

By:	/s/ Kerry Leigh Graziola
	Name:	Kerry Leigh Graziola
	Title:	Alternate Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

  Know by all these presents, that the undersigned hereby makes, constitutes and appoints each and any of James Cahillane and Harold Brunink, with full power of substitution and re-substitution, to act as the undersigned’s true and lawful attorney-in-fact to:

1.          Sign any and all instruments, certificates and documents appropriate or required to be executed on behalf of the undersigned pursuant to Section 16 or Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority;

2.          prepare, execute, acknowledge, deliver and file a Form ID (including any amendments or authentications thereto) with respect to obtaining EDGAR codes, with the SEC;

3.          seek or obtain, as the representative of the undersigned and on behalf of the undersigned, information on transactions in the securities of any company whose securities are registered under the Exchange Act (each, a “Company”), from any third party, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and the undersigned approves and ratifies any such release of information; and

4.          do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable in connection with the foregoing, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and re-substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is any Company assuming, any of the undersigned’s responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect for a period of five (5) years from the date hereof or until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of November, 2023.

VIRGIN GROUP HOLDINGS LIMITED

By:	/s/ Kerry Leigh Graziola
	Name:	Kerry Leigh Graziola
	Title:	Alternate Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

  Know by all these presents, that the undersigned hereby makes, constitutes and appoints each and any of James Cahillane and Harold Brunink, with full power of substitution and re-substitution, to act as the undersigned’s true and lawful attorney-in-fact to:

1.          Sign any and all instruments, certificates and documents appropriate or required to be executed on behalf of the undersigned pursuant to Section 16 or Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority;

2.          prepare, execute, acknowledge, deliver and file a Form ID (including any amendments or authentications thereto) with respect to obtaining EDGAR codes, with the SEC;

3.          seek or obtain, as the representative of the undersigned and on behalf of the undersigned, information on transactions in the securities of any company whose securities are registered under the Exchange Act (each, a “Company”), from any third party, and the undersigned hereby authorizes any such person to release any such information to such attorney-in-fact and the undersigned approves and ratifies any such release of information; and

4.          do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable in connection with the foregoing, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and re-substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is any Company assuming, any of the undersigned’s responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect for a period of five (5) years from the date hereof or until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of November, 2023.

SIR RICHARD BRANSON

By:	/s/ Sir Richard Branson
	Name:	Sir Richard Branson

[Signature Page to Power of Attorney]